ALLIANCE QUASAR FUND

ANNUAL REPORT
SEPTEMBER 30, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                                     ALLIANCE QUASAR FUND
_______________________________________________________________________________

October 24, 1997

Dear Shareholder:

We are pleased to report the performance numbers for our fiscal year ending September 30, 1997. Shown below are the Fund's total returns for the most recent six- and twelve-month periods ending September 30, 1997, based on the net asset values of each class of shares. For comparison, we have also shown the returns for the S&P 500 Stock Index, a common measure of the broad stock market, and the Russell 2000 Index, which measures the performance of small-cap U.S. stocks.


INVESTMENT RESULTS*
Total Returns for Periods Ended
September 30, 1997
                                   6 Months      12 Months
                                   --------      ---------
ALLIANCE QUASAR FUND
  Class A                           26.70%         27.81%
  Class B                           26.10%         26.70%
  Class C                           26.19%         26.74%

RUSSELL 2000 INDEX                  33.51%         33.19%

S&P 500 STOCK INDEX                 26.24%         40.43%


* TOTAL RETURNS ARE BASED ON NET ASSET VALUE FOR EACH CLASS OF SHARES. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS.


REVIEW OF INVESTMENT STRATEGY
Our basic investment strategy, which has enabled the Fund to outperform for most periods during the past several years, remains unchanged. We continue to adjust the Fund's portfolio composition to reflect our perception of those smaller, highly competitive companies that will, in our judgment, exhibit long-term price appreciation through superior earnings growth. Within the energy sector, we have eliminated our holdings in offshore drillers. However, we are still bullish about onshore drillers and hold a position in Parker Drilling.

We continue to see a tightening in the demand/supply for oil tankers similar to the demand crunch faced by drilling rig operators over the last two years. Both OMI Corporation and Knightsbridge Tankers are likely beneficiaries of this trend. We continue to feel confident about the prospects for the U.S. refining business and have increased our exposure to Valero Energy.

On the cyclical side, we continue to look for industries where demand is growing much greater than supply and capacity to meet demand is insufficient. As a result, companies can raise prices to meet this greater demand and most of this falls right to the bottom line as incremental profitability. We continue to overweight the airline industry, hotel industry, and rental car industry, believing that they exhibit superior pricing power.

Specifically, the airline industry today is more fundamentally sound than it has ever been. Airline operators are much more focused on their bottom line than was the case in previous cycles, and are taking their excess cash flow and instead paying down debt and buying back stock. We feel that both Continental Airlines and Alaska Air Group should perform well. Similarly, both the hotel industry and rental car industry are experiencing close to 10% price growth on a year-over-year basis, substantially adding to profitability. This year is the first time the auto rental industry has increased rental rates in 10 years. We should continue to see less inventory, higher inventory turns, higher prices and therefore greater profitability going forward. We feel Budget Group and Avis Rent A Car should do well as a result of these trends.

We have added to the Fund's healthcare holdings, focusing specifically on biotechnology companies with products either approved by the FDA or nearing the end of the approval process. Therefore, many of the risk hurdles that these companies typically face are already behind them. We currently hold positions in GelTex Pharmaceuticals, Medimmune, Neurex and IDEC Pharmaceuticals.

The retail and apparel sectors continue to present attractive growth stocks with very low price/earnings ratio multiples. We believe that the strong trend favoring casual wear will continue to benefit Nautica Enterprises,


1


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

Tommy Hilfiger and Abercrombie & Fitch. Furthermore, the changing landscape within the automobile retail sector will likely benefit Circuit City's Car Max as the superstore format further penetrates the automobile market. Miller Industries, a leading auto towing manufacturer, is trying to consolidate the towing service industry. We are very excited about the prospects for this investment.

Within the technology sector, we increased our weighting in the summer from 9% to 12% of the portfolio. However, our technology stake is still less than that of the Russell 2000, and the recent sell-off in the group has hurt us less than other small cap portfolios with greater exposure to technology stocks.

Lastly, we have added a few holdings in the real estate investment trust (REIT) sector. The Fund now holds positions in Security Capital Group, Chelsea GCA Realty and Glenborough Realty Trust. We feel that the strength of the economy, coupled with minimal new construction, has led to higher valuations. The real estate industry is also going through a structural change, from private companies to publicly traded REITs.

Thank you for your continued interest in the Alliance Quasar Fund. We look forward to reporting to you on future market activity and investment results.

Sincerely,


Alden M. Stewart
Chairman and President


Randall E. Haase
Senior Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                          ALLIANCE QUASAR FUND
_______________________________________________________________________________

Alliance Quasar Fund seeks growth of capital by pursuing aggressive investment policies. Quasar Fund invests primarily in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


INVESTMENT RESULTS
_______________________________________________________________________________

Average Annual Total Return as of September 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     +27.81%        +22.38%
Five Years                   +24.61%        +23.53%
Ten Years                    +12.97%        +12.48%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     +26.70%        +22.70%
Five Years                   +23.62%        +23.62%
Since Inception*             +18.20%        +18.20%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                     +26.74%        +25.74%
Since Inception*             +24.12%        +24.12%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maxi-mum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 9/17/90, Class B; 5/3/93, Class C


3


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

ALLIANCE QUASAR FUND
GROWTH OF A $10,000 INVESTMENT
9/30/87 TO 9/30/97

$37,000
$31,000
$25,000
$19,000
$13,000
$10,000
$7,000

9/30/87  9/30/88  9/30/89  9/30/90  9/30/91  9/30/92  9/30/93
  9/30/94  9/30/95  9/30/96  9/30/97

S&P 500: $39,500
QUASAR FUND CLASS A: $32,425
RUSSELL 2000 INDEX: $31,749


This chart illustrates the total value of an assumed $10,000 investment in Alliance Quasar Fund Class A shares (from 9/30/87 to 9/30/97) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Russell 2000 Index measures small-cap stock performance.

When comparing Alliance Quasar Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.

QUASAR FUND
STANDARD &POOR'S 500 STOCK INDEX
RUSSELL 2000 INDEX


4


TEN LARGEST HOLDINGS
SEPTEMBER 30, 1997                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                                              PERCENT OF
COMPANY                                        VALUE          NET ASSETS
------------------------------------------------------------------------
Parker Drilling Co.                        $ 36,752,231          3.3%
OMI Corp.                                    35,462,500          3.2
Mohawk Industries, Inc.                      32,647,425          2.9
Consolidated Freightways Corp.               28,143,600          2.5
Budget Group, Inc. Cl.A                      24,990,900          2.2
Continental Airlines, Inc. Cl.B              24,593,625          2.2
GelTex Pharmaceuticals, Inc.                 23,946,600          2.2
Miller Industries, Inc.                      20,859,587          1.9
Security Capital Group, Inc. Cl.B            20,545,938          1.9
Telephone and Data Systems, Inc.             20,497,500          1.8
                                           $268,439,906         24.1%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED SEPTEMBER 30, 1997
                                                        SHARES
-------------------------------------------------------------------------------
                                                               HOLDINGS
PURCHASES                                        BOUGHT         9/30/97
-------------------------------------------------------------------------------
Consolidated Freightways Corp.                  943,500        1,596,800
Kaiser Aluminum Corp.                           753,100          753,100
Mohawk Industries, Inc.                         615,600        1,192,600
Nautica Enterprises, Inc.                       532,900          532,900
Neurex Corp.                                    875,900          875,900
Pacific Sunwear of California                   295,500          295,500
Security Capital Group, Inc. Cl.B               597,700          597,700
Southern Union Co.                              480,700          545,300
St. John Knits, Inc.                            254,500          254,500
WHX Corp.                                       824,600          824,600


                                                                HOLDINGS
SALES                                            SOLD            9/30/97
-------------------------------------------------------------------------------
Chancellor Media Corp.                          339,300            -0-
Cytec Industries, Inc.                          140,100            -0-
Gibraltar Steel Co.                             299,700            -0-
Harman International Industries, Inc.           246,700            -0-
KCS Energy, Inc.                                190,100            -0-
Nine West Group, Inc.                           497,800            -0-
Rowan Cos., Inc.                                529,500            -0-
Taubman Centers, Inc.                           640,300            -0-
United Waste Systems, Inc.                      147,300            -0-
USAir Group, Inc.                               200,900            -0-


5


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 1997                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES            VALUE
-------------------------------------------------------------------------
COMMON STOCKS-87.5%
CONSUMER PRODUCTS & SERVICES-30.4%
ADVERTISING-1.0%
Snyder Communications, Inc. (a)                 386,000   $   10,615,000

AIRLINES-4.0%
Alaska Air Group, Inc. (a)                      623,000       20,481,125
Continental Airlines, Inc. Cl.B (a)             624,600       24,593,625
                                                             ------------
                                                              45,074,750

APPAREL-4.1%
Nautica Enterprises, Inc. (a)                   532,900       14,987,813
Stride Rite Corp.                               832,100       11,285,356
Tefron, Ltd. (a)                                 55,700        1,114,000
Timberland Co. Cl.A (a)                          37,200        2,966,700
Tommy Hilfiger Corp. (a)                        303,600       15,161,025
                                                             ------------
                                                              45,514,894

AUTO & RELATED-6.3%
Avis Rent A Car, Inc. (a)                       259,500        6,195,563
Budget Group, Inc. Cl.A (a)                     757,300       24,990,900
Miller Industries, Inc. (a)                   1,747,400       20,859,587
Monaco Coach Corp. (a)                          364,900        8,620,762
Watsco, Inc.                                    313,900        9,809,375
                                                             ------------
                                                              70,476,187

BROADCASTING & CABLE-1.3%
Globecomm Systems, Inc. (a)                     273,000        4,777,500
Sinclair Broadcast Group, Inc. Cl.A (a)         241,700        9,758,638
                                                             ------------
                                                              14,536,138

CONTAINERS & PACKAGING-1.6%
Silgan Holdings, Inc. (a)                       223,800        8,952,000
U.S. Can Corp. (a)                              520,700        8,656,638
                                                             ------------
                                                              17,608,638

ENTERTAINMENT & LEISURE-0.8%
Florida Panthers Holdings, Inc. Cl.A (a)        318,300        7,499,944
Trendwest Resorts, Inc. (a)                      39,400          925,900
                                                             ------------
                                                               8,425,844

RESTAURANTS & LODGING-1.7%
Extended Stay America, Inc. (a)                 428,682        6,430,230
Interstate Hotels Co. (a)                       193,300        6,306,412
Suburban Lodges of America, Inc. (a)            239,600        6,319,450
                                                             ------------
                                                              19,056,092

RETAILING-7.7%
Abercrombie & Fitch Co. Cl. A (a)               338,900        8,896,125
Circuit City Stores, Inc. -
  Car Max Group (a)                             906,400       15,012,250
Filene's Basement Corp. (a)                     348,100        2,893,581
Furniture Brands International, Inc. (a)        480,900        9,076,987
Industrie Natuzzi SpA (ADR) (b)                 593,300       14,053,794
Pacific Sunwear of California (a)               295,500       12,115,500
St. John Knits, Inc.                            254,500       11,436,594
The Finish Line Cl.A (a)                        382,000        7,234,125
Wet Seal, Inc. Cl.A (a)                         226,400        5,292,100
                                                             ------------
                                                              86,011,056

MISCELLANEOUS-1.9%
Equity Corp. International (a)                  252,400        5,884,075
International Alliance Services, Inc. (a)       743,311        7,340,196
  warrants, expiring 12/30/99 (a)               549,311        1,028,860
TeleTech Holdings, Inc. (a)                     468,800        6,592,500
                                                             ------------
                                                              20,845,631
                                                             ------------
                                                             338,164,230

BASIC INDUSTRIES-21.9%
BUILDING & RELATED-0.7%
Hughes Supply, Inc.                             269,100        8,123,456

CHEMICALS-1.7%
Crompton & Knowles Corp.                        538,100       14,293,281
Polymer Group, Inc. (a)                         383,500        4,937,563
                                                             ------------
                                                              19,230,844

ENVIRONMENTAL CONTROL-1.7%
American Disposal Services, Inc. (a)            322,100       10,065,625
Superior Services, Inc. (a)                     321,500        9,162,750
                                                             ------------
                                                              19,228,375


6


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
FOREST PRODUCTS-0.6%
Buckeye Cellulose Corp. (a)                     149,500     $  6,026,719

METAL HARDWARE-4.4%
Bethlehem Steel Corp. (a)                     1,593,000       16,427,812
Birmingham Steel Corp.                          298,200        5,162,588
Kaiser Aluminum Corp. (a)                       753,100       10,684,606
Steel Dynamics, Inc. (a)                        260,100        6,112,350
WHX Corp. (a)                                   824,600       10,719,800
                                                             ------------
                                                              49,107,156

METALS & MINING-0.4%
Pegasus Gold, Inc. (a)                          289,100        1,626,187
Royal Oak Mines, Inc. (a)                       894,400        2,515,500
                                                             ------------
                                                               4,141,687

TEXTILE PRODUCTS-4.0%
Mohawk Industries, Inc. (a)                   1,192,600       32,647,425
Novel Denim Holdings, Ltd. (a)                  422,000       11,394,000
                                                             ------------
                                                              44,041,425

TRANSPORTATION & SHIPPING-8.4%
Consolidated Freightways Corp. (a)            1,596,800       28,143,600
Genesee & Wyoming, Inc. Cl.A (a)                219,900        6,954,338
Knightsbridge Tankers, Ltd.                     525,300       14,872,556
OMI Corp. (a)                                 2,837,000       35,462,500
Roadway Express, Inc.                           297,200        8,135,850
                                                             ------------
                                                              93,568,844
                                                             ------------
                                                             243,468,506

TECHNOLOGY-14.3%
AEROSPACE & DEFENSE-0.5%
Doncasters Plc (ADR) (a)(c)                     188,100        5,643,000

COMMUNICATION EQUIPMENT-1.3%
Comverse Technology, Inc. (a)                   264,600       13,957,650

COMPUTER PERIPHERALS-0.4%
Read-Rite Corp. (a)                             152,700        3,741,150

COMPUTER SOFTWARE & SERVICES-4.6%
Check Point Software Technologies, Ltd. (a)     345,500       10,710,500
Checkfree Corp. (a)                             477,000       10,076,625
Cognos, Inc. (a)                                253,000        6,008,750
DBT Online, Inc. (a)                            152,700        9,429,225
QAD, Inc. (a)                                   354,900        6,610,012
Rational Software Corp. (a)                     532,600        8,521,600
                                                             ------------
                                                              51,356,712

NETWORKING SOFTWARE-1.0%
The Registry, Inc. (a)                          245,920       11,343,060

SEMI-CONDUCTOR EQUIPMENT-2.5%
Actel Corp. (a)                                 475,900        9,161,075
CFM Technologies, Inc. (a)                      234,800        9,201,225
PMC-Sierra, Inc. (a)                            386,500        9,855,750
                                                             ------------
                                                              28,218,050

TELECOMMUNICATIONS-4.0%
ACC Corp. (a)                                   165,400        5,437,525
Millicom International Cellular, SA (a)(d)      355,200       18,559,200
Telephone and Data Systems, Inc.                455,500       20,497,500
                                                             ------------
                                                              44,494,225
                                                             ------------
                                                             158,753,847

HEALTH CARE-9.5%
BIOTECHNOLOGY-6.2%
Endovascular Technologies (a)                   311,200        5,329,300
GelTex Pharmaceuticals, Inc. (a)                895,200       23,946,600
IDEC Pharmaceuticals Corp. (a)                  213,500        8,940,313
Medimmune, Inc. (a)                             482,900       17,746,575
Neurex Corp. (a)                                875,900       12,919,525
                                                             ------------
                                                              68,882,313

DRUGS, HOSPITAL SUPPLIES &
MEDICAL SERVICES-3.3%
AutoCyte, Inc. (a)                              378,000        3,213,000
Mid Atlantic Medical Services, Inc. (a)         531,000        8,396,437
National Surgery Centers, Inc. (a)              643,075       13,986,881
Physio-Control International Corp. (a)          423,400        7,171,338
Synetic, Inc. (a)                               113,500        4,653,500
                                                             ------------
                                                              37,421,156
                                                             ------------
                                                             106,303,469


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
ENERGY-6.4%
OIL & GAS SERVICES-6.4%
Costilla Energy, Inc. (a)                       458,100     $  6,527,925
Parker Drilling Co. (a)                       2,419,900       36,752,231
Southern Union Co.                              545,300       13,291,687
Valero Energy Corp.                             454,300       14,906,719
                                                             ------------
                                                              71,478,562

FINANCIAL SERVICES-4.1%
REAL ESTATE-4.1%
CCA Prison Realty Trust                         210,300        7,938,825
Chelsea GCA Realty, Inc.                        243,900       10,182,825
Glenborough Realty Trust, Inc.                  268,400        7,431,325
Security Capital Group, Inc. Cl.B (a)           597,700       20,545,938
                                                             ------------
                                                              46,098,913

MULTI INDUSTRY-0.9%
Culligan Water Technologies, Inc. (a)           210,000        9,660,000
Total Common Stocks
  (cost $802,889,574)                                        973,927,527


                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
SHORT-TERM DEBT SECURITIES-12.5%
Federal Home Loan Bank
  5.90%, 10/01/97                               $48,200   $  48,200,000
Federal Home Loan Mortgage Corp.
  5.48%, 10/31/97                                50,000       49,771,667
  5.50%, 10/14/97                                25,000       24,950,347
Federal National Mortgage Association
  5.41%, 10/23/97                                 6,140        6,119,700
  5.54%, 3/12/98                                 10,000       10,000,000
Total Short-Term Debt Securities
  (amortized cost $139,041,714)                              139,041,714

TOTAL INVESTMENTS-100.0%
  (cost $941,931,288)                                      1,112,969,241
Other assets less liabilities-0.0%                                97,889

NET ASSETS-100%                                           $1,113,067,130


(a)  Non-income producing security.
(b)  Country of origin - Italy.
(c)  Country of origin - Great Britain.
(d)  Country of origin - Luxembourg.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $941,931,288)       $1,112,969,241
  Cash                                                                 352,602
  Receivable for capital stock sold                                 15,864,420
  Receivable for investment securities sold                         10,223,655
  Dividends and interest receivable                                    259,288
  Total assets                                                   1,139,669,206

LIABILITIES
  Payable for investment securities purchased                       19,053,867
  Payable for capital stock redeemed                                 3,863,596
  Advisory fee payable                                               2,753,606
  Distribution fee payable                                             551,302
  Accrued expenses                                                     379,705
  Total liabilities                                                 26,602,076

NET ASSETS                                                      $1,113,067,130

COMPOSITION OF NET ASSETS
  Shares of capital stock, at par                               $       77,186
  Additional paid-in capital                                       891,822,483
  Accumulated net investment loss                                         (330)
  Accumulated net realized gain on investment transactions          50,131,067
  Net unrealized appreciation of investments and
    other assets                                                   171,036,724
                                                                $1,113,067,130

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($402,081,447/13,239,982 shares of capital stock issued
    and outstanding)                                                    $30.37
  Sales charge--4.25% of public offering price                            1.35
  Maximum offering price                                                $31.72

  CLASS B SHARES
  Net asset value and offering price per share
    ($503,036,755/18,074,865 shares of capital stock issued
    and outstanding)                                                    $27.83

  CLASS C SHARES
  Net asset value and offering price per share
    ($145,494,421/5,224,929 shares of capital stock issued
    and outstanding)                                                    $27.85

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($62,454,507/2,053,027 shares of capital stock issued
    and outstanding)                                                    $30.42


See notes to financial statements.


9


STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1997                              ALLIANCE QUASAR FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                          $2,856,743
  Dividends (net of foreign taxes withheld
    of $12,814)                                      1,952,909    $  4,809,652

EXPENSES
  Advisory fee                                       7,233,060
  Distribution fee - Class A                           613,080
  Distribution fee - Class B                         2,505,578
  Distribution fee - Class C                           715,331
  Transfer agency                                    1,168,353
  Registration                                         234,979
  Custodian                                            174,047
  Printing                                             140,619
  Administrative                                       129,000
  Audit and legal                                      110,130
  Directors' fees                                       32,000
  Miscellaneous                                         55,084
  Total expenses                                                    13,111,261
  Net investment loss                                               (8,301,609)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                      61,906,245
  Net change in unrealized appreciation of
    investments and other assets                                   130,575,519
  Net gain on investment transactions                              192,481,764

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $184,180,155


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

                                                YEAR ENDED        YEAR ENDED
                                               SEPTEMBER 30,     SEPTEMBER 30,
                                                   1997               1996
                                              ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                         $   (8,301,609)    $  (3,160,861)
  Net realized gain on investment
    transactions                                  61,906,245        65,887,574
  Net change in unrealized appreciation of
    investments and other assets                 130,575,519        13,713,401
  Net increase in net assets from operations     184,180,155        76,440,114

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                      (35,781,862)      (29,221,160)
    Class B                                      (23,349,486)       (3,571,423)
    Class C                                       (5,648,782)         (875,215)
    Advisor Class                                   (312,701)               -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                   623,150,616       163,177,466
  Total increase                                 742,237,940       205,949,782

NET ASSETS
  Beginning of year                              370,829,190       164,879,408
  End of year                                 $1,113,067,130     $ 370,829,190


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997                                         ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Quasar Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last reported sales price or if no sale occurred, at the mean of the bid and asked price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to net investment loss, resulted in a net increase in accumulated net investment loss and additional paid-in capital and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no affect on net assets.


12


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .25 of 1% (approximately 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Fund paid $129,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended September 30, 1997.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $827,120 for the year ended September 30, 1997.

Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $201,195 from the sales of Class A shares and $3,953, $482,376 and $51,887 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 1997.

Brokerage commissions paid on investment transactions for the year ended September 30, 1997 amounted to $2,877,625, of which $4,865 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $15,242,262 and $1,262,697 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,224,230,685 and $786,073,558, respectively, for the year ended September 30, 1997. There were no purchases or sales of U.S. government and government agency obligations for the year ended September 30, 1997.

At September 30, 1997, the cost of investments for federal income tax purposes was $943,557,056. Accordingly, gross unrealized appreciation of investments was $183,569,276 and gross unrealized depreciation of investments was $14,157,091, resulting in net unrealized appreciation of $169,412,185.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  ALLIANCE QUASAR FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 200,000,000 shares of $.002 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 50,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                     YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                    SEPTEMBER 30,  SEPTEMBER 30,  SEPTEMBER 30,   SEPTEMBER 30,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           11,397,616     5,471,871    $301,819,124    $136,248,579
Shares issued in
  reinvestment of
  distributions        1,338,101     1,253,727      31,392,004      25,952,159
Shares converted
  from Class B            93,234        23,945       2,388,921         625,453
Shares redeemed       (7,820,120)   (4,589,604)   (205,201,851)   (113,607,805)
Net increase           5,008,831     2,159,939    $130,398,198    $ 49,218,386

CLASS B
Shares sold           15,718,977     4,441,473    $384,984,682    $109,239,019
Shares issued in
  reinvestment of
  distributions          806,589       171,932      17,462,788       3,349,236
Shares converted
  to Class A            (101,254)      (25,549)     (2,388,921)       (625,453)
Shares redeemed       (2,654,832)   (1,003,450)    (64,196,011)    (23,478,495)
Net increase          13,769,480     3,584,406    $335,862,538    $ 88,484,307

CLASS C
Shares sold            6,517,559     2,062,696    $158,023,140    $ 49,417,709
Shares issued in
  reinvestment of
  distributions          149,743        16,499       3,241,980         321,569
Shares redeemed       (2,534,347)   (1,057,147)    (61,156,504)    (24,264,505)
Net increase           4,132,955     1,022,048    $100,108,616    $ 25,474,773


                    OCT. 2, 1996(A)              OCT. 2, 1996(A)
                          TO                           TO
                    SEPT. 30, 1997               SEPT. 30, 1997
                     ------------                --------------
ADVISOR CLASS
Shares sold            2,134,062                  $ 58,915,871
Shares issued in
  reinvestment of
  distributions           13,323                       312,693
Shares redeemed          (94,358)                   (2,447,300)
Net increase           2,053,027                  $ 56,781,264


(a)  Commencement of distribution.


14


FINANCIAL HIGHLIGHTS                                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                           -----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                               1997         1996          1995        1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $27.92       $24.16       $22.65       $24.43       $19.34

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.24)(a)     (.25)        (.22)(a)     (.60)        (.41)
Net realized and unrealized gain (loss)
  on investment transactions                    6.80         8.82         5.59         (.36)        6.38
Net increase (decrease) in net asset
  value from operations                         6.56         8.57         5.37         (.96)        5.97

LESS: DISTRIBUTIONS
Distributions from net realized gains          (4.11)       (4.81)       (3.86)        (.82)        (.88)
Net asset value, end of year                  $30.37       $27.92       $24.16       $22.65       $24.43

TOTAL RETURN
Total investment return based on net
  asset value (b)                              27.81%       42.42%       30.73%       (4.05)%      31.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $402,081     $229,798     $146,663     $155,470     $228,874
Ratio of expenses to average net assets         1.67%        1.79%        1.83%        1.67%        1.65%
Ratio of net investment loss to
  average net assets                            (.91)%      (1.11)%      (1.06)%      (1.15)%      (1.00)%
Portfolio turnover rate                          135%         168%         160%         110%         102%
Average commission rate (c)                   $.0536       $.0596           --           --           --


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                           -----------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $26.13       $23.03       $21.92       $23.88       $19.07

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                              (.42)(a)     (.20)        (.37)(a)     (.53)        (.18)
Net realized and unrealized gain (loss)
  on investment transactions                     6.23         8.11         5.34         (.61)        5.87
Net increase (decrease) in net asset
  value from operations                          5.81         7.91         4.97        (1.14)        5.69

LESS: DISTRIBUTIONS
Distributions from net realized gains           (4.11)       (4.81)       (3.86)        (.82)        (.88)
Net asset value, end of year                   $27.83       $26.13       $23.03       $21.92       $23.88

TOTAL RETURN
Total investment return based on net
  asset value (b)                               26.70%       41.48%       29.78%       (4.92)%      30.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $503,037     $112,490      $16,604      $13,901      $16,779
Ratio of expenses to average net assets          2.51%        2.62%        2.65%        2.50%        2.46%
Ratio of net investment loss to
  average net assets                            (1.73)%      (1.96)%      (1.88)%      (1.98)%      (1.81)%
Portfolio turnover rate                           135%         168%         160%         110%         102%
Average commision rate (c)                     $.0536       $.0596           --           --           --


See footnote summary on page 18.


16


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                           -----------------------------------------------------------------
                                                                                               MAY 3, 1993(D)
                                                          YEAR ENDED SEPTEMBER 30,                   TO
                                            --------------------------------------------------    SEPT. 30,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $26.14       $23.05       $21.92       $23.88       $20.33

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                              (.42)(a)     (.20)        (.37)(a)     (.36)        (.10)
Net realized and unrealized gain (loss)
  on investment transactions                     6.24         8.10         5.36         (.78)        3.65
Net increase (decrease) in net asset
  value from operations                          5.82         7.90         4.99        (1.14)        3.55

LESS: DISTRIBUTIONS
Distributions from net realized gains           (4.11)       (4.81)       (3.86)        (.82)          -0-
Net asset value, end of year                   $27.85       $26.14       $23.05       $21.92       $23.88

TOTAL RETURN
Total investment return based on net
  asset value (b)                               26.74%       41.46%       29.87%       (4.92)%      17.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $145,494      $28,541       $1,611       $1,220         $118
Ratio of expenses to average net assets          2.50%        2.61%        2.64%        2.48%        2.49%(e)
Ratio of net investment loss to
  average net assets                            (1.72)%      (1.94)%      (1.76)%      (1.96)%      (1.90)%(e)
Portfolio turnover rate                           135%         168%         160%         110%         102%
Average commission rate (c)                    $.0536       $.0596           --           --           --


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                             ADVISOR CLASS
                                                           ------------------
                                                           OCTOBER 2, 1996(D)
                                                                  TO
                                                           SEPTEMBER 30, 1997
                                                           ------------------
Net asset value, beginning of period                            $27.82

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (a)                                           (.17)
Net realized and unrealized gain on
  investment transactions                                         6.88
Net increase in net asset value from
operations                                                        6.71

LESS: DISTRIBUTIONS
Distributions from net realized gains                            (4.11)
Net asset value, end of period                                  $30.42

TOTAL RETURN
Total investment return based on net
  asset value (b)                                                28.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                      $62,455
Ratio of expenses to average net assets (e)                       1.58%
Ratio of net investment loss to average
  net assets (e)                                                  (.74)%
Portfolio turnover rate                                            135%
Average commission rate                                         $.0536


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for periods of less than one year is not annualized.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(d)  Commencement of distribution.

(e)  Annualized.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                                       ALLIANCE QUASAR FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE QUASAR FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Quasar Fund, Inc., including the portfolio of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Quasar Fund, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
November 4, 1997


19


                                                           ALLIANCE QUASAR FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
RANDALL E. HAASE, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20


The Alliance Family Of Mutual Funds
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


21


ALLIANCE QUASAR FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

QSRAR